Exhibit 10.3

!!I t i c l r * * 1t - [;J } tx Exclusive Business Cooperation Agreement :;$ : !R% it1tivJ,i5! . C f ":;$:#J,W. " ) 83 1Jr 2021 12 J= 1 15 B - t:Ei:r A li l Cfl $ "q:ilE " ) [ ¥ :l;Jll]rl' f :! - o This Exclusive Business Cooperation Agreement (this "Agreement") is made and entered into by and between the following parties on 15 / 12 / 2021 , in [Shenzhen], the People's Republic of China ("China" or the "PRC") . If - ' :n = “ iliJil:: Party A: Address: Z:n": “ t!! “ _il:: Party B: Address: *ff A;{ £ C :l;JII ) #tt1=Hll0fi'J :1; J i i nHM E E 1K i Hi i il l :f i JI: H 1K :f i JI = j f WJr ttUc . * i: p ,ei, A . B A4209A26 Dayourenzai (Shenzhen) Technology Co., Ltd. A4209A26 of Tower A.B, Xintian Century Business Center, west of Shixia North 2nd Street, Shixia Community, Fubao Street, Futian District, Shenzhen ** - ¥ C :l;Jll ) ffi , ,#tt:f f li0fi'J 1 :l;Ji lnHww l K - mH irm: xN 1 H I K IJ:tl “ il i* C 3604 - &15G Daheshou (Shenzhen) Information Technology Co., Ltd. Unit 3604 of Tower C, China Resources Land Building, Dachong Community, Yuehai Street, Nanshan District, Shenzhen lfl:n Z:n • " - :n", m• " "o In this Agreement, each of Party A and Party B shall be hereinafter referred to as a "Party" individually, and as the "Parties" collectively. r: Whereas, 1 . If - I : n - * - t:E q:i O O ,ox ; f L a< J 1 1fi j !i t 11?: , tJlFi f M H ! † . “ .'a' * c 5E 5l x ) : k a< J tt:: t 3 f , 2 t t t :;f t mt1 r foti :;f t i W a< J f l , n t 2 l o 5J i tm{; Party A is a wholly foreign - owned enterprise established in China, and has sufficient capacity, experience and resources for providing technical development, technical services and consultation in relation to the Principal Business (as defined below); 2. Z : n - * - t: E q:i 00 hx.l l a< J P - J 0 E l , i: p 00 ii & Jf f $ fl !tii:Ji J /A${ *· tt::t,ttffmtt::tffi a<Jtt::t3f ,tt::tff ,tt* ,tt::tm I . tt• m m • · * . , , Utta<Jff l , C ffl/A - ffl ffl - M *), &tt::t lli Ƒ , "m . ttumtt#,ff l mtt#a<J3f£,ff l , s m . ff l , mm• m ff l , = fi M a<Jffiff o Z † & - t:E:;$: : x JU1 P - J ( f J ff 1ri J 0 1 1 111T t 2 1i ' #'ii . (J{] 111T 9 m ) - i9J it • " . “ . ff Party B is a company established in China with exclusive domestic capital and as registered with the relevant PRC government authorities, is permitted to engage I fiH!Dtf!:j : Strictl y Confidential in technology development, technology transfer, technical consultancy, technical services in the field of information technology and computer technology, network engineering, computer system integration, ticket agency, sale of electronic products, communication equipment, security equipment, and electronic commerce (no value - added telecommunication and financial business may be engaged), import and export of goods and technologies, cross - border e - commerce, development and sales of computer software and information system software, and sales of daily necessities, pet products, and kitchen and household goods, sales of class II medical devices . The businesses conducted by Party B currently and at any time during the term of this Agreement are collectively referred to as the "Principal Business" ; 3. 1i [B J 52: t1 J ff l ;t t ti# , A F3 . l D f? i f iJ t , - * 1£ # J W JiJ:l fa ] Z , 1 i l i i fJ " :J: : .:E *li#T T - M , † ;t t ffl:J:: m . Z,1 J 4 1:j3 Jt m JE 1i *th•ix ?k (I{] tJ \ lJ m E'. 1 Et t o Party A is willing to provide Party B with technical development, technical support, management consultation and other related services on an exclusive basis in relation to the Principal Business during the term of this Agreement, utilizing its advantages in technology, team, and resources, and Party B is willing to accept such services provided by Party A or Party A's designee(s), each on the terms set forth herein . E . 1:j31f z.., - ft. Now, therefore, through mutual : discussion, the Parties have reached the following agreements: 1. li*m Services Provided by Party A ra J 11 = 1 - 1 z 1 .1 t P * * . \ l tJJ , ix : * Ƒ 9k14 , z a JJ: t ff 1:J31i t E * tJJ , i m x flfi l *:rR: IPJ Z,t f mf A 0 0 !'r - Jtt # x t - f, itl ] l D ;ttfilit B *mi gs., † t2if † B r !;A pg : Party B hereby appoints Party A as Party B's exclusive services provider to provide Party B with comprehensive technical support, consulting services and other related services during the term of this Agreement, in accordance with the terms and conditions of this Agreement, including but not limited to the following : (1) i'f - aJ Z, 1if ffl 1:j31J1JH 15'"r!:tR::f1J (r - J.! † _:i:: g q,.:fJ" *B{]Hi#t Ƒ f't: Licensing Party B to use the technology and software legally owned by Party A in relation to the Principal Business; (2) 7'J z_, 7J .:1: ff % - rfr mi (3{] :ri#:ilHf i.93t, ff tit, t{H? Ei J!JrJr, 1H f tE I fJ # i ti J l Ƒ ti*Mb i *; Design, development, maintenance and updating of technologies necessary for Party B's Principal Business, and provision of related technical consultation and technical services; 2 f.i'l &;)tftj: - Strictly Confidential

w > tta m ff i m&ffi*ftff l , a • - • !!t ; Design, installation, daily management, maintenance and updating of network systems and related database; (4) GJJ t 9 - cA † .! l' f Jri :;f :x f Ƒ '. 'i lJ { hJll: Technical support and training for employees of Party B; 0> MGJJ*f i * tt;¥ : m¼ m J¥ J • mc*oo m1B'r PJ j s '.11 : M :$ J¥ J m:tmiff l 1 t :$tr ) : Assisting Party B in collection and research of technology and market infonnation (excluding market research business that wholly foreign owned enterprises are restricted from conducting under PRC law) ; (6) / 9 GJJ 1 { '.i t f!<&i : Providing business and management consultation for Party B ; c1 > J9 G m 1i m if t :t m T I t t Ƒ m , n1193 - : Providing marketing and promotional services for Party B ; (8) ff t z fl] IHi \ j} r F £ : Development and testing of new products ; (9) i&: , lliFl:lHR: tO Leasing of equipments or properties ; and (10) ?' £ ffi l i! W f t i f (t - J't l ;,5c , r , 1t h B 6 JJ 31 < T m : f B - Hl{J: t Er - 1 {mffl *R!t*o Other related services requested by Party B from time to time to the extent permitted under PRC law. 1.2 61 J t i E!31 J :tR:{J t B't l i j % - o 1 J , l= P 1 J e y H J E * 1 J B £ it - ith m S{ J ijf 1 H M f A 1f C i t i/ t t J E 1 J P I l?J - 6 1 J 1 E * #H,i 1. 3 Wi ! ¥ ] - ® ) / ' J G / J mm * J E m 9 3 - o G1J* - - . ir ff:l 1J*!fr. llii \ iiJg, a* iiw:JfoJ, mt2is: •1 - i 1JE B' - Jnl1*M 1m • . 6/ J m•m Mf f ffi - 1 J fflff W * ffl m , :fM ffWffi=1J * m • ffWffi 1 ! ¥ Jir - 11 = 9 - c 0 Party B agrees to accept all the services provided by Party A . The Parties agree that Party A may appoint or designate its affiliates or other qualified parties to provide Party B with the services under this Agreement (the parties designated by Party A may enter into certain agreements described in Section 1 . 3 with Party B) . Party B further agrees that unless with Party A's prior written consent, during the tenn of this Agreement, Party B shall not directly or indirectly accept the same or any similar services provided by any third party and shall not establish same or similar corporation relationships with any third party regarding the matters contemplated by this Agreement . 3 ,M , : :.z n Strictl y Confidential

1 . 3 f l f 8 t:JiHJtl J A Service Providing Methodology 1 . 3 .1 , Ef 3 z.i ,x; Z 1r fEJ t * r 11Hx P - J , t! E tJHJ t w %:' . , z.i JJ n r 12 ), Ef3 1 J 1Jll i Ht l 1Jill - W U m . ITT P - J$ , - A - - fi l o Party A and Party B agree that during the term of this Agreement, where necessary, Party B may enter into further service agreements with Party A or any other party designated by Party A, which shall provide the specific contents, methods, personnel, and fees for the specific services . 1. 3.2 73 Jt “ ili Jm ff* t:JJ, ix, z.i xX 1r fEJ :e:, t! \ 1.ttHJt w JE: • z.. 1r a* #J, 1 J Ef31Jffi%:'.Ht l 1f m *illMff l M - 4 - mFfrJffl m . Ef31Jff l i¥ J 4.mFmm z. , 1 J 1t m o To fulfill this Agreement, Party A and Party B agree that during the term of this Agreement, where necessary, Party B may enter into equipment or property lease agreements with Party A or any other party designated by Party A which shall permit Party B to use Party A's relevant equipment or property based on the business needs of Party B . ;f;X, t ffi I . 3 . 3 * z. , 1 J · W = !1 : Ef 3 1f r 1 "f - - r P J ti H IT T ti F {t!rt i i't - J 1 r a o o w mf t m . Ef=l1JeB . I z., 1J H1 tmJt † J'.: M19iFlO:ilv.*, 1t1fr - 7'9 rttf ftitITT wdl:df t 0 Jil l a t Ji :JHT u F * it - @ - [if ] ' x1 19 i F $ttli: Ef,j *' ;j,X;f Q * - 1!:J:illfff, j fl:' . 0 Party B hereby grants to Party A an irrevocable and exclusive option to purchase from Party B, at Party A's sole discretion, any or a 11 of the assets and business of Party B, to the extent permitted under PRC law, and at the lowest purchase price permitted by PRC law . The Parties shall then enter into a separate assets or business transfer agreement, specifying the terms and conditions of the transfer of the assets . 2. I i 1¥3 fk x H1 J 5:t The Calculation and Payment of the Service Fees 2 .1 :t f ]is : t1J , i x : x Y A IA J , Z. , 1J @ Ef11 J x { 1 IT T ff l $ f!,i ; 9 Ƒ i; - 1 J A i t : The fees payable by Party B to Party A during the term of this Agreement shall be calculated as follows: 2.1.1 x - 1]1s:tt1 - ix i; - Ef= l 1J m 1¥J M :% - , z.,1J@f!,i; lt c :t - t£,x;Z1 J :¥H r ' - J %:' . X ) ttm%Mo & c :t - ,x;Z1 J Htl M M )xt t m † m f f • m%mmm m . A E E rf1 t! H l2J , i; - !E l B - Ji l lifr l k o 1 J P I l2J , ff I J Z i 1 J t “ t liff l - iA 4 HHf ::tftj:: Strictly Confidential

® - . - W A A @ t t W%f t : A fll l m r - t - J'J . 1 - J 5 j t r l' . t>JtH**ln J q : it 15 E o In consideration for the services provided by Party A hereunder, Party B shall pay a service fee to Party A on annual basis (or at any time agreed by the Parties) . The service fees for each year (or for any other period agreed by the Parties) shall consist of a management fee and a fee for services provided, which shall be reasonably determined by Party A based on the following factors . Party A may provide separate confirmation letter and/or invoice to Party B to indicate the amount of service fees due for each service period ; or the amount of services fees may be as set forth in the relevant contracts separately executed by the Parties . o) mtr: r l'.t> J fi1diJ1L&xf!J.t: Complexity and difficulty of the services provided by Party A; (2) Ef31 i !r e ff ! (t,J rJ,z 5JL l ffi - rRdiHt fll i * Ff r 1ffi Er - J B i fs J : Seniority of and time consumed by the employees of Party A providing the services; C 3) A - 8' - J Ji _ f4q; 9 , m l E f D lm 11 1 ff i: Specific contents, scope and value of the services provided by Party A; (4) t † fAJl flf[*Er - J rn#h 111ftr; Market price of the same type of services; (5) 7JEl' 0 2 /'t {7 L 0 Operation conditions of Party B. 2.1.2 :!,lo :!l Ef31f IPJ Z.1Jtt , il it PI ti# BX Z. 1J t E j ! 1T tf x {tf : fm tt#7 f 2z † i · IP J Z.1JtlHt l i & , f= , Yluti # ilft , i t E I , tEH'it.nm m 1fJjfim& m ffi a 1 J 5 j f f ¾j ( t,J,f † *,&r[ii_] qi frJB}j a If Party A transfers or licenses technology to Party B, develops software or other technology as entrusted by Party B, or leases equipments or properties to Party B, the technology transfer price, license price, development fees or rent shall be determined by the Parties separately based on the actual situations and/or set forth in the relevant contracts separately executed by the Parties . 3. ff l i . Q f = ; & l Ƒ ** *' Intellectual Property Rights and Confidentiality Clauses 3 . I 1 “ .xJ..1i Jfi l fr * t,}1 - i J J1;f1f F:i. , gi J f F 'it . 1¥ J 1 f fii J - tD Pfri f oiHF;& % F( ffi{B T , a, $ a,tt#, # W* , mW R ) . n $ ,ffl - (t,Jffi 1 = Ef31. f sJ i iifUf tz , ;& f Ll tu .ti c a r:p oo r!Jtt tit i¥J m !E r,n o 5 M*X {if Strictly Confidential

. F mm* w * m a m . H f f o n *& r . * . n @ AA #. * AA fi . AA $ffl® • . m m M . R illffi * M H fi fi . ff M ® % M m - - n . w n m•F * CBMff i ff i m m fffiltr , r) o Party A shall have sole, exclusive and complete ownership, rights and interests in any and all intellectual properties or intangible assets arising out of or created or developed during the performance of this Agreement by both Parties, including but not limited to copyrights, patents, patent applications, software, technical secrets, trade secrets and others (to the extent not prohibited by the PRC laws) . Unless expressly authorized by Party A, Party B is not entitled to any rights or interests in any intellectual property rights of Party A which are used by Party A in providing the services pursuant to this Agreement . To ensure Party A's rights under this Section, where necessary, Party B shall execute all appropriate documents, take all appropriate actions, submit all filings and/or applications, render all appropriate assistance and otherwise conduct whatever is necessary as deemed by Party A at its sole discretion, for the purposes of vesting the ownership, right or interest of any such intellectual property rights and intangible assets in Party A, and/or perfecting the protections of any such intellectual property rights and intangible assets for Party A (including registering such intellectual property rights and intangible assets under Party A's name) . iv..& 11z JJtm m c J .2 xJ.. - J r 1 - l i, A & ff! - i,A _ - :$ : ·11J, i>! . , * 1m, i>! . P - J † J . J m 1 * r 11J, ff i - f f D oo m *ff i ox'J..H@Mffi m m iv.** · ®tr*ffl -- J r o o g , ff l f f m - = - H 1Iz i i ff {n J 1: rt f † ƒ , , , 'I t r JU { ,eJ i :$ 1 : ( a ) 0 A “ Ƒ !ii t # j ; Ƒ ff1PJ 1* - - c mn rn1 {jlJ{a}fi!,z. - nti g 0 11.Ht) : (b) ; • 1 - Ŷ lH'is ff i r ! W 1tJJ \ l , mt t_ m ! , iliJ † J.ifj:Jf.f W f T t r IB t ( t, J $ ff i Jif r m z.ffWffig: ffW - H :;$ : m w * I$ , I , M az.ff i , W fi*,m$ , I, * ffl W *, M* ii , 9 - l IM i,'ftJUtJ (t,J ¥1 t)J t.mn iJ< 1J tutl; m , * f i f f . * f f - H † :;$:t)} iX : }i!j i f . J : l{ f 0 The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance of this Agreement are regarded as confidential informntion . Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third party, except for the infom 1 ation that : (a) is or will be in the public domain (other than through the receiving Party's unauthorized disclosure) ; (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities ; or (c) is required to 6 ti \ ¥;3tft - Strictly Confidential be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section . Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement . 4. i& iiE Representations and Warranties 4. I l:f l / J µ5F - : , i£ f i.i E f D 1J (m [ ] r : Party A hereby represents, warrants and covenants as follows: 4 . 1 . 1 f:f l n £ - c p l! l 11 : t i ,a - 11 : nx . J t J t ff j Z ¥ l¥ l :$ 7 iff i 1 2 i E : Ef 3 n m m% m nffla m * m ffWW% n fflmm m% M l¥ 1 $ ey,Y E c ) o Party A is a wholly foreign - owned enterprise legally established and validly existing in accordance with the laws of China ; Party A or the service providers designated by Party A will obtain all government permits and licenses necessary for providing the service under this Agreement (if required) before providing such services . 4.1.2 f:flnc.*:rw& , ati 0 fi79 , fij& , l¥ 1 . JtIWf - n TI & K - f t1iH 1 (n fr:f J :e : ,& :tltt t C i r m D tV, , 3 c f 1 fD JBH r Jti : #J , i ) { . : f:13 n Jti : Ht l fi, 3 cM g f i J t il i & W m m 0 Party A has taken all necessary corporate actions, obtained all necessary authorizations as well as all consents and approvals from third parties and government agencies (if required) for the execution, delivery and performance of this Agreement . Party A's execution, delivery and performance of this Agreement do not violate any explicit requirements under any law or regulation. 4 . 1 . 3 :,$ : th · i X ti J J xt ,a - $ , $1JtAff Y..%0 , i ff ' - Hl - !. 1 * J t & Jti : t ) } i5! . z J R i x xt sl This Agreement constitutes Party A's legal, valid and binding obligations, enforceable against it in accordance with its terms. 4.2 z:, n *i£, 1¥i i E - f Ƒ 11<w t mr = Party B hereby represents, warrants and covenants as follows: 4 .2 .1. Z , 1f 11 < c p 0 0 $ f * † - $ :fff nx; :fL _ † _ l¥l 0 El , Z, Ji 1 t# - i mmM$ %MM ½$ m m,filOOo Party B is a company legally established and validly existing in accordance with the laws of China and has obtained and will maintain 7 f.lrif Xf.t/ = Strictl y Confidential all permits and licenses for engaging in the Principal Business in a timely manner . 4.2.2. 1JB VI:x . , s<J1 t - J ff 79, !1t1fl - 1HJU1<J ;& . : # It z 1 - 1 J f Ƒ il& Jtf ff!Hl EfJ fa'J : lUlt ti C :; g : mi ) l ; J_ % : , x : M fo ff* 111 · iJ ; Ext * WEf J . x : M ftff # & o Party B has taken all necessary corporate actions, obtained all necessary authorizations as well as all consents and approvals from third parties and government agencies (if required) for the execution, delivery and performance of this Agreement . Party B's execution, delivery and performance of this Agreement do not violate any explicit requirements under any law or regulation. 4 . 2 . 3 . :$ : 111 • i> ( r2 J ,'1x;x t J t i t 1t , ff f, ff r>J 5R JJ : # 1 * tx M · i Z . 1 k i x t JtJi tiHAf f Ef J S * ( o This Agreement constitutes Party B's legal, valid and binding obligations, and shall be enforceable against it in accordance with its terms. s . t11 - i - M l Term of Agreement 5.1 *M•i.'K g A'( 7J1E A z. B '.' t f o i 1tffl - *i1J.i.'K † .xA'(7J U1¥J;K 1I B 1T} )• i m l W lt . ' * 111 · i, J : x A A 7 9 - + ( 3 0) 1¥ 0 i Ef l 1rt £ M @ mz.1W oo g* W M 1t.. * WEr - Jff Mtf®•ste M M ::::: + C 30 ) i ¥ o This Agreement shall become effective upon execution by the Parties . Unless earlier terminated in accordance with the provisions of this Agreement or other agreements separately executed between the Parties, the term of this Agreement shall be thirty (30) years . Unless agreed by Party A in writing before the expiration of the term that this Agreement shall terminate upon expiration of its term, the term of this Agreement shall automatically be extended for another thirty (30) years upon expiration date . 5 . 2 f r Ƒ * t * E 111 • i J 1 f t x M p; J • ff 1a J - 1 r EfJ JtJ I t v m z. m r . 1r@ & st Ji fi2 ft ,l!A , # fl. .fttj( tJ 1ft :1: gfffl fl xt !i E!'>Jttl:rtt:#%!5X.1! . l;J _ * Wffll;J_fi l 1 f ff o - 1 r m M z.$ffi* 1 f f P J “ g $ n H t Yt , 9 1 * 1J t )J , i @ T it1 r t ' g Jt, )j @i m z.B t lt . 0 During the term of this Agreement, each Party shall renew its operation term prior to the expiration thereof and endeavor to obtain the approval of, and complete registration with, the competent authorities for such renewal, so as to enable this Agreement to remain effective . This Agreement shall be terminated upon the expiration of the operation term of a Party if the application for the renewal of its operation term is not approved by the competent government authorities . 5.3 1:E:ttJJ•i JJ:.z.J † , A' ( 7Jt£J t 3, 6, l 7 Ƒ :$ : 5 . * 3 r 1¥J fiJlD.>( * t fj o 8 :f.£· \ f X ftt : Strictly Confidential

The rights and obligations of the Parties under Sections 3, 6, 7 and this Section 5.3 shall survive the termination of this Agreement. 6. ff l $W $i.:x.NHk: Governing Law and Resolution of Disputes 6.1 *1'1J• iR g{J tJ iL i}.t_jJ, Mff, Jffl. fr, f1i o q: i 00 ( t - J ¥t; ; t i 0 i t I; ) ., & qti,;x_ ( t - ]Nn}c ffl The execution, effectiveness, interpretation, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China . 6.2 [l falHt o Jni ff* f11• ix Tr Ƒ ;& !'81f f PJ $ix, :4: #.J, ix xJ..1I $ tr 5tJfirl1.lt J #.J · rfij tt - J 1 1 I 1 Ƒ 12) , 1 3¥ fi e " ti Ƒ * 7iJ t iff i c t tJ1 - r a m i fie , vr n 1 1 f P J - } j B a P T 4f *i>l $m mm *• . @ ff 8',Jfr r tH m IJfr r t&m;ii e o 1r r a ( t - J ff JM “ i! ! , 7 9 :tJi l O 1r r t&ij;i e t ! · B{ ] , x t xJ .. 1 J “ 1 i 15 R t J o In the event of any dispute with respect to the interpretation and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations . In the event the Parties fail to reach an agreement on the dispute, either Party may submit the relevant dispute to the South China International Economic and Trade Arbitration Commission for arbitration, in accordance with the arbitration rules of such arbitration commission effective at that time . The place of the hearing of the arbitration shall be Shenzhen . The arbitration award shall be final and binding on both Parties . 6 . 3 M fO J5 l f f :2$ : t}J > i x m 5 1: . 1 1 f P J $ i x E X ff foJ $ i,) ( I E I T :itt f f frp a t , $t.:x . Et - J $r_m Jr. x ) ' . 1 m I $fi l f f 1t - e - E l a *ti}ix rJtF ff{ ] ftlrt - xl L * l a ff Elf£4#Ji - x rEt - J fmJl..*o Upon the occurrence of any disputes arising from the interpretation and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement . 7. 3l :lfftl:JfHt Breach of Agreement and Indemnification 7.1 G 1I 13 - ! t.t i:ti,& * #J• i5U:!'A r a<J ff fiiJ - "J JE'. , Q Q / f ]{ I ff , ::; f .7E RI f f ff * r w - JJ. . , z1Ia:21s = r ii tJ.J o EJ31I 1f tx 1)t z JJ1 r iE Q¼* * r 1.Ht tttL :ti Ƒ a EJ3 - JI z - JI tz tll "t5 ffi il!H o tt tR: te =r r 11: 1t@ a< 1 + c 10 ) 7( P - J c EJ31I * !'8 f ili ii :i:.1 Jj V:I) zjj•{Jj 5 td IE * 1rf11£1nlli, D!U Ej31f t9. † 1Ti'ieJE (1) it * . # *Z1I $ fflWMffl: m *D Bti Ghft * ra< J * ' # *Z $ ffl*Mffl"* !JJHiFJ. EJ31I - tE*i1l·W. r 1ffPJ;tt1ilitXllJ o 9 :f.£,W ] X {tj : Strictly Confidential

If Party B materially breaches any provision under this Agreement, or fails to perform, performs incompletely or delays to perform any obligation under this Agreement, it shall constitute a breach under this Agreement on the part of Party B. Party A is entitled to require Patty B to rectify or take remedial measures. If Party B fails to rectify or take remedial measures within ten ( l 0) days after Party A delivers a written notice to Party B and requires for rectification (or within any other reasonable period required by Party A), Party A is entitled to, at its sole discretion, (1) tenninate this Agreement and require Party B to compensate all the losses; or (2) require specific performance of the obligations of Party B under this Agreement and require Party B to compensate all the losses. This Section shall not prejudice any other rights of Party A under this Agreement. 7 .2 i lf:Hd f t¼!YE , Z Ji a ff Mt ) U1 J : f 1 lf l JJff i J t 1iXM * #J, i, )(_ 0 Unless otherwise required by the applicable laws, Party B shall not unilaterally terminate this Agreement in any event. 7.3 mt ff JJ ;j;lHtt t1H iPJ z 1f fNd;tt Er - J mt%· fofr f= 1: ƒ .I1X'31 J † !'r - J JJt t xt 1i Er - J W . MP X *Wff i ffWff l ,ff l . ffI1Xftff i @ EB z 1f1H tS - E!31f, ff 1:J31f ff{uJtw*, F t . t , :vt ffPXmff i Œ E! 31 f ffl* M P X f f Wf= 1 : " . o Party B shall indemnify Party A and hold Party A harmless from any losses, damages, obligations or expenses caused by any lawsuit, claims or other demands raised by any third party against Party A arising from or caused by the services provided by Party A to Party B pursuant this Agreement, except where such losses, damages, obligations or expenses arise from the gross negligence or willful misconduct of Party A . 8. :;fQJtJi:jJ Force Majeurc 8.1 EB - f - !tl ! . i:sMt , iA1J< . J<.Jt, mtfr: J L $. ff W fil#f f 1 f $MJ t $ - iL, *I Lt eyttjJ$# c " eym,n") , Wf t * W - 1f ftff. mff M ff* W , QJttn - 1f xt ffiffl }Jiff o fa * i}jll1'1]Ef:J - H@tfr.11P* fil “ & ¥i 5' - 1f 'N..lli - tSffiiim o. * ma,tx: r “ h - tSIDWJ;uFn+ n c 1s) 7(17'] r ¥i ;, - JJmf;tt PJtt * # Wff i ffi*fi l tt . mf f # ff . ½Rfi I!xitm j E R J m fr 8 1 mt !E l o In the case of any force majeure events ("Force Majeure") such as earthquakes, typhoons, floods, fires, flu, wars, riots, strikes or any other events that cannot be predicted and are unpreventable and unavoidable by the affected Party, which causes the failure of either Party to perform or completely perform this Agreement or perform this Agreement on time, the Party affected by such Force Majeure shall not be liable for this . However, the Party affected by such Force Majeure shall give the other Party VvTitten notices without any delay, and shall provide details and related documents 10 fJHt>C11f - Strictly Confidential evidencing such event within 15 days after sending out such notice, explaining the reasons for such failure of, partial or delay of performance. 8.2 E “ 5 * P1mt J Et - J - 1 f * tR W - t J l; g Jfi l Ƒ - 1 J #111 ( t - JilE . ff l Hff . ½Cf f fi l Mf f * X 1¥JMff o mmt J (t - J - 1f $ ili * l¥ J tJ. + mh l¥J *' #a eytJttJ RfiM *Q Mh 1¥J - 1Ja PJmhWM aff *l¥J m * Bff * . 1f@ - 1fffifflfiffo If such Party claiming Force Majeure fails to notify the other Party and furnish it with proof pursuant to the above provision, such Party shall not be excused from the non - performance, incomplete performance or delay of performance of its obligations hereunder . The Party so affected by the event of Force Majeure shall use reasonable efforts to minimize the consequences of such Force Majeure and to promptly resume performance hereunder whenever the causes of such excuse are cured . Should the Party so affected by the event of Force Majeure fail to resume performance hereunder when the causes of such excuse are cured, such Party sha 11 be liable to the other Party . 8.3 fiJvt h at , xl1J$JLep1[ffi#J, , 3R:itJ&0 - 1JZNHR1 J , :ff ili - W*e . g * eytJth † *o In the event of Force Majeure, the Parties shall immediately consult with each other to find an equitable solution and shall use all reasonable endeavours to minimize the consequences of such Force Majeure . 9. im!m Notices 9.1 * tlJ, iJ r_m "F ::R 1¥1 l!x * tlJ, iX * l¥J ?Jr ff mi Ƒ l Ƒ J=.t1m3m {g fl im :ii 1f A j! . t t li l , H J W t f9 1 N , iff j t iiM! l 9) - , 1t - ltE ! 1=g - f - H J 1 4 Ef J 1 J :ct 1f "FM hl. ® (t - ]Bffl "F1J:rtm JE: All notices and other communications required to be given pursuant to this Agreement or otherwise given in connection with this Agreement shall be delivered personally, or sent by registered mail, prepaid postage, a commercial courier service, facsimile transmission or email to the address of such Party set forth below . The dates on which notices shall be deemed to have been effectively given sha 11 be determined as follows : 9. 1. 1 im Ƒ Po :W: 1f A 3fil il i l¥ J , Y W - 1 £ " F Ju “ il i i:1 [ t t 45 [ , if ii - = f " F 3/Ll “ t!!J_[ [ z E L 79 f * E l ; Notices given by personal delivery shall be deemed effectively given on the date of receipt at the address set forth below, or the date on which such notices are placed at the address set forth below ; 11 f. lt:X1 - 1 f Strictl y Confidential

9.1.2 Jff i D D* ¾ ·tJc nli , t t I B - :ex111Bf'A f 11 ili ( J{J , !i!t l ff hl - tti&,ffii& Wffi - ffi#zB,7'Jff * El, Notices given by courier service, registered mail or prepaid postage shall be deemed effectively given on the date of receipt, refusal or return for any reason at the address set forth below ; 9 .1.3 i m Ƒ * ¾ f ½ A 1st il i () { ] , !J!lj IA J f Uf' ½ A pi j n x J}Jf ½ * Z 6 7'J W * B c @ nxB' - J** • ffi A )oi m - 1'½ - =f 111B14 '& . t b Ef<:J , !i!t l f f 1st 1tt: - 1J4jJrn t1 E I B , , 1.r - tl:1 4 nxJJJ :sJt, (£ 24 /J,a t *i&i U Fif j lllBi4*•i!zEJU!ffi@l B' - J]UJH AH< : JM . - =f # *ZB 7 'Jff *itBo Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission to the Fax no . set forth below (as evidenced by an automatically generated confirmation of transmission) . Notices given by email shall be deemed effectively given on the date of successful transmission, provided that the sending Party has received a system message indicating successful transmission or has not received a system message within 24 hours indicating failure of delivery or return of email . 9.2 7'Jim D B' - J † s<J , X1 (1J “ t!! “ 1Um : For the purpose of notices, the addresses of the Parties are as follows: E¥1J : *f f A E C :tJII ) fHif f 0 Party A: Dayourenzai (Shenzhen) Technology Co., Ltd. “ m “ .11 : : :t J 1 1 r n :ffl i 8 3 l R f ffifij i1f E JI U l R 1: 1 Jl t = t! J lff i IJ r x ttt iff i 95 - qi ,l; \ A.B A4209A26 Address: A4209A26 of Tower A.B, Xintian Century Business Center, west of Shixia North 2nd Street, Shixia Community, Fubao Street, Futian District, Shenzhen tl!x:{ 4 A: Attn: - =f!bB14: Email: Zn : *it - ¥ C :tJll) {1 L ,f,l.ttf f i Party B: Daheshou (Shenzhen) Information Technology Co., Ltd. itE.iJ.I:: :tJllrnr - ?J LlJ [R nHir@* :t “ lR$1fiJI!tl!::kJi c 3604 7G Address: Unit 3604 of Tower C, China Resources Land Building, Dachong Community, Yuehai Street, Nanshan District, Shenzhen tl!x: it A: $!M¥= Attn: 13703031550 Et!. - =f itm f4: sam.l@dhssys.com Email: sam.l@dhssys.com 12 Wl ' ;tftf : Strictl y Confidential

9 . 3 {f M · 1I D T t t * ;I; ] JI;'. a< J 1I j: t !lit ! B t ti; - J S - Jf il i il f Ƒ l * t:& : 4 ilfl 9; Ƒ a<:J “ tE. “ 1 t 0 Any Party may at any time change its address for notices by a notice delivered to the other Party in accordance with the tenns of this Section. 10. i1}i5(1¥J U: Assignment 10. 1 z , :n: - r - 1 - tt * tJJ,t5l.J w r a<:J;t:Jf U !: j x. i l m · : :n , M t : % 1iE fi j !:1 3 : n l¥ J 4 5 0 0 jE J • 0 Without Party A's prior written consent, Party B shall not assign its rights and obligations under this Agreement to any third party. 10 . 2 Z - 1 I 1 £ !l:t fq l i@ : , i I: : K i J=IH t 3 3 AJHiHJ \ l 5 E , 1 J P T l;J , 1 .::: : 1I $ it * ra<:it t x . . *t r i l : n m z,:n il i OOilf l , # H W W ilfilfflZ - :na<:Jfq!•o Party B agrees that unless expressly required by the applicable laws otherwise, Party A may assign its obligations and rights under this Agreement to any third party and in case of such assignment, Party A is only required to give written notice to Party B and does not need any consent from Party R for such assignment . 11. 111' i5l. l¥J 1t iuti: Scverability ** W aw - $ mfflff aaw:noo• • , * m ff . * a<: i tl , t t m H t t @ « H :nffi ff l o :n@® M M - . $ !; ), PJl;J, & :nM M B * fi « ® , e y fia<: i . w a<: i ffi ? a<: i m @ge y !: j ® , fr1¥J m m ? a<: i m ff i o In the event that one or several of the provisions of this Agreement are held to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any aspect . The Parties shall negotiate in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions . 12. tl}i)!Jj<J1 t&, :t Jt Amendments and Supplements x * 1 t!J , i - 5 ( ft : “ 1 l¥J ff f 111 n , 11 !: j * ft > , 1 6 1 @ t? : & - : n tj, ff i 1 J .r t 1t il i o £ M 1 J - a< J 7 R * . 11], i5 ( l'811. i i;J , i - >! . ll l 1 ft > i;J , i5 ( * i;J , i5 ( a< J 1 1 $; $ 5 t , J{ff 1 = * i ttH5l./ff J l'8¥t1 f fJ o 13 :j ; J (, 1 .f ;Xf4 Strictl y Confidential

Any amendment, change and supplement to this Agreement shall be made in writing by all of the Parties . Any amendment agreement and supplementary agreement duly executed by the Parties hereto with regard to this Agreement shall constitute an integral part of this Agreement, and shall have equal legal validity as this Agreement . 13. ftHf Successors * o o & OOmf f f t f r A *h, jf fJ 51 : a The terms of this Agreement shall be binding on the Parties hereto and their respective successors and permitted assigns, and shall be valid with respect to the Parties and each of their successors and permitted assigns . 14. l!f1 † "l Ƒ i1J* Language and Counterparts *ll i . - fil , z - fi l o * * U M - . * *o This Agreement is written in both Chinese and English language in two copies, each Party having one copy . In case of any conflicts between the Chinese version and the English Version, the Chinese version shall prevail . 14 tl?it X {i - Strictl y Confidential

ޥଡиࠕ ͧ ࢻݱٛ҄ڰকҾܪ޴ࣩі਽иݧநے૩ݺޫढ़঵гޯࢮ؞ЎԆ ՟ҀԢ੠мԮ࣏ݝ ͧ јމҔ؋ ͨ IN WITNESS WHEREOF. ͧ Ь e Parties have caused their authorized rcpresentativ 㠬 to execute Ь is Exclusive Business Cooperation Agreement ” ೲ fthc dat e fi r s t ab o ve wr ੡ en. לޥъ֧ 澤 ࡬ⴍ 澥 य۪ޥୡҷ՚ 䟣ݱ z Party A: Da y Ǆ ⭡ 'Cl17Jli (Sh e nzh e n ) T1 ଑ ೦ 9l i: > g y C o . , LJ d. ढ़؀ z By: ׷ գ t Name: ৉Ѹ s Title: ▲ݱ z Party B: ढ़؀ ͵ B y: ׷գ z Name: ৉Ѹ ͵ Title: ל՟ە 澤 ࡬ⴍ 澥 Ҕ㔴य۪ ޥ ୡ ҷ՚ Daheshou (Shenzh ez;i) Information T ഋ ˖ hnology Co., Ltd. A’ .. . , i . J.. ͪ ⯼ з ’ ױӉ ՚ E 䛑ベ C) LI Zan Д 1 ࡄؓі਽ъ Le g a l Rep r e sen tat i ve